Vanguard SP Mid-Cap 400 Index Fund Investment Strategy - Institutional Prospectus [Member] - Vanguard SP Mid-Cap 400 Index Fund	Aug. 31, 2025
Prospectus [Line Items]
Strategy [Heading]	Principal Investment Strategies
Strategy Narrative [Text Block]	The Fund employs an indexing investment approach designed to track the performance of the S&P MidCap 400® Index (the “Target Index”). The Target Index measures the performance of mid-size companies in the United States. Under normal circumstances, the Fund invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in the stocks that make up the Target Index. The Fund attempts to replicate the Target Index by investing all, or substantially all, of its assets in the stocks that make up the Target Index, holding each stock in approximately the same proportion as its weighting in the Target Index.